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                                                                   EXHIBIT 10.26

Int. Cl.: 5                          [LOGO]

Prior U.S. Cl.: 6

                                                              Reg. No. 1,917,134
UNITED STATES PATENT AND TRADEMARK OFFICE                Registered Sep. 5, 1995


                                   TRADEMARK
                               PRINCIPAL REGISTER


                                    VERIDIEN


VERIDIEN CORPORATION (DELAWARE CORPORATION)
11800 28TH STREET
ST. PETERSBURG, FL 33716

FOR: PHARMACEUTICAL AND SANITARY SUBSTANCES, NAMELY, STERILANT, DISINFECTANT AND SANITIZER FOR ALL PURPOSES IN CLASS 5 (U.S. CL 6).

FIRST USE 8-0-1991; IN COMMERCE 8-0-1991.

SN 74-198,065, FILED 8-26-1991.

LYNN A LUTHEY, EXAMINING ATTORNEY